UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2024

NORTHERN OIL AND GAS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-33999	95-3848122
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4350 Baker Road, Suite 400 Minnetonka, Minnesota	55343
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (952) 476-9800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	NOG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On June 27, 2024, Northern Oil and Gas, Inc. (“NOG”) entered into an Acquisition and Cooperation Agreement (the “Cooperation Agreement”) with an unaffiliated third party, SM Energy Company (“SM”), in connection with SM’s entry (along with NOG, solely for the purposes of ratifying certain provisions therein) into a Purchase and Sale Agreement (the “Purchase Agreement”) with XCL AssetCo, LLC, XCL Marketing, LLC, Wasatch Water Logistics, LLC, XCL Resources, LLC and XCL SandCo, LLC (collectively, “XCL”), pursuant to which SM and NOG will acquire certain Uinta Basin oil and gas properties and other assets located in Utah (the “Assets”) from XCL. Pursuant to the Cooperation Agreement and the Purchase Agreement, NOG has agreed to acquire an undivided 20% interest in the Assets in exchange for consideration of approximately $510.0 million in cash, subject to certain customary purchase price adjustments.

The foregoing descriptions of the Cooperation Agreement and the Purchase Agreement do not purport to be complete and are subject to and qualified in their entirety by reference to the copies of the Cooperation Agreement and Purchase Agreement attached hereto as Exhibit 2.1 and Exhibit 2.2, respectively, and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description	Reference

2.1*	Acquisition and Cooperation Agreement, dated as of June 27, 2024, by and between SM Energy Company and Northern Oil and Gas, Inc.	Incorporated by reference to Exhibit 10.2 to SM Energy Company’s Current Report on Form 8-K (File No. 001-31539) filed with the Securities and Exchange Commission on June 28, 2024

2.2*	Purchase and Sale Agreement, dated as of June 27, 2024, by and among XCL AssetCo, LLC, XCL Marketing, LLC, Wasatch Water Logistics, LLC, XCL Resources, LLC and XCL SandCo, LLC, as seller, SM Energy Company, as purchaser, and Northern Oil and Gas, Inc. (solely for the purposes of ratifying certain provisions therein).	Incorporated by reference to Exhibit 10.1 to SM Energy Company’s Current Report on Form 8-K (File No. 001-31539) filed with the Securities and Exchange Commission on June 28, 2024

104	The cover page from this Current Report on Form 8-K, formatted in inline XBRL	Filed herewith

*

Certain schedules and exhibits have been omitted in accordance with Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 28, 2024	NORTHERN OIL AND GAS, INC.

	By	/s/ Erik J. Romslo
Erik J. Romslo
Chief Legal Officer and Secretary